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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 2001


                             DRS TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)


            DELAWARE                  1-8533                13-2632319
 (State or other jurisdiction of   (Commission             (IRS Employer
         incorporation)            File Number)          Identification No.)


                   5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 28, 2001, DRS Technologies, Inc. (DRS or the Company) acquired the assets and certain liabilities of the Sensors and Electronic Systems (SES) business of The Boeing Company (Boeing) pursuant to an Asset Purchase Agreement dated as of August 3, 2001, between DRS and Boeing (the Acquisition). The Company paid approximately $67.0 million in cash, subject to adjustment, for the Acquisition.

         SES, located in Anaheim, California, is a leading provider of advanced electro-optical airborne and naval surveillance and targeting systems, high-performance military infrared cooled sensor systems, and infrared uncooled sensor products for military and commercial applications. A worldwide supplier of advanced electro-optical systems, subsystems and components, SES is a national resource for infrared sensor technology. SES is a leader in helicopter and surface ship surveillance and targeting systems and is known for technical superiority in the development of high-performance focal plane array sensors for space- and air-based applications. SES is now operating as DRS Sensors & Targeting Systems, Inc., a unit of the Company's Electro-Optical Systems Group.

         In connection with the Acquisition, the Company entered into a $240 million credit agreement with First Union National Bank, consisting of a term loan in the aggregate principal amount of $140 million and a $100 million revolving line of credit (the Credit Facility). The Credit Facility, borrowings from which were used to finance the Acquisition, replaced the Company's previously existing $160 million secured credit facility with Mellon Bank, N.A.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)   Financial statements of business acquired.

               DRS will file the required financial statements of the Sensors and Electronic Systems (SES) business of The Boeing Company by amendment to Form 8-K, not later than 60 days after the date that this Form 8-K must be filed.
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         (b)   Pro forma financial information.

               DRS will file the required pro forma financial information by amendment to Form 8-K, not later than 60 days after the date that this Form 8-K must be filed.

         (c)   Exhibits.

               1. Asset Purchase Agreement, dated as of August 3, 2001, between DRS Technologies, Inc. and The Boeing Company.

               2. Credit Agreement, dated as of September 28, 2001, by and among DRS Technologies, Inc. and First Union National Bank.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hererunto duly authorized.


                                        DRS TECHNOLOGIES, INC.
                                        ----------------------------------------
                                        Registrant


Date   OCTOBER 12, 2001                 /s/ RICHARD A. SCHNEIDER
       ----------------                 ------------------------
                                        Richard A. Schneider
                                        Executive Vice President Chief Financial
                                        Officer and Treasurer


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